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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                       August 18, 2003 (August 14, 2003)



                           FIRST BANCTRUST CORPORATION
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         DELAWARE                      000-32535                37-1406661
State or other jurisdiction           (Commission             (IRS Employer
      of Incorporation                File Number)          Identification No.)






                    206 SOUTH CENTRAL AVENUE, PARIS, IL 61944
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (217) 465-6381
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.    OTHER EVENTS.

                    On August 14, 2003, First BancTrust Corporation issued a news release announcing that its Board of Directors has approved an additional 5% stock repurchase program following the completion of its current program. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)      Exhibits.

                    Exhibit Number

                    99.1 Press Release, dated August 14, 2003 issued by First BancTrust Corporation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST BANCTRUST CORPORATION



Dated:  August 14, 2003                   /s/ Terry J. Howard
                                          --------------------------------------
                                          Terry J. Howard
                                          President and Chief Executive Officer



Dated:  August 14, 2003                   /s/ Ellen M. Litteral
                                          --------------------------------------
                                          Ellen M. Litteral
                                          Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX

Exhibit Number

     99.1 Press Release, dated August 14, 2003 issued by First BancTrust Corporation